EXHIBIT 1

February 14, 2008

CLAL INSURANCE ENTERPRISES HOLDINGS LTD.
37 Menachem Begin Street
Tel-Aviv 65220
Israel

Gentlemen,

     Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees that CLAL INSURANCE ENTERPRISES HOLDINGS LTD. ("Clal") may file as necessary on behalf of the undersigned with the Securities and Exchange Commission a Schedule 13G or
Schedule 13D and any amendments thereto in respect of shares of AMPAL-AMERICAN ISRAEL CORPORATION purchased, owned or sold from time to time by the undersigned.

     Clal is hereby authorized to file a copy of this letter as an exhibit to said Schedule 13D or Schedule 13G or any amendments thereto.

                                   Very truly yours,

                                   /s/ CLAL FINANCE LTD.,
                                   -----------------------------------
                                   CLAL FINANCE LTD.,

                                   /s/ IDB DEVELOPMENT CORPORATION LTD
                                   -----------------------------------
                                   IDB DEVELOPMENT CORPORATION LTD.

                                   /s/ IDB HOLDING CORPORATION LTD.
                                   -----------------------------------
                                   IDB HOLDING CORPORATION LTD.

                                   /s/ NOCHI DANKNER
                                   -----------------------------------
                                   NOCHI DANKNER

                                   /s/ SHELLY BERGMAN
                                   -----------------------------------
                                   SHELLY BERGMAN

                                   /s/ RUTH MANOR
                                   -----------------------------------
                                   RUTH MANOR

                                   /s/ AVRAHAM LIVNAT
                                   -----------------------------------
                                   AVRAHAM LIVNAT

A g r e e d:

/s/ CLAL INSURANCE ENTERPRISES HOLDINGS LTD
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CLAL INSURANCE ENTERPRISES HOLDINGS LTD.